UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                                 APOLO GOLD INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

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



                                 APOLO GOLD INC.
                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150

Notice of Annual Meeting of Shareholders
To Be Held May 20, 2005

To the Shareholders of Apolo Gold Inc.

Notice Hereby Is Given that the Annual Meeting of Shareholders of Apolo Gold Inc., a Nevada corporation (the "Company"), will be held at The Terminal City Club, 837 West Hastings Street, V6C 1B6, Vancouver, British Columbia on May 20, 2005, 10:00 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1.     Election of Directors

Proposal No. 2.     Approval of an Amendment to the Articles of Incorporation to
                    Change the name of the corporation to "Apolo Gold & Energy
                    Inc."

Proposal No. 3.     Approval of an Amendment to the Articles of Incorporation to
                    authorize a 25,000,000 share class of Preferred Stock and the declaration of a 5,000,000 Series A Preferred Stock.

Proposal No. 4.     Approval of the Apolo Gold & Energy Inc., 2005 Directors and
                    Officers Stock Option Plan

Proposal No. 5.     Ratification Of Selection Of Williams & Webster, Certified
                    Public Accountants As The Company's Independent Auditors

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on April 1, 2005 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail or fax. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors

Martial Levasseur, President
Vancouver, British Columbia
April 4, 2005

                                 APOLO GOLD INC.
                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150



                                 PROXY STATEMENT
                       Annual Meeting of the Shareholders
                                  May 20, 2005


General Information
-------------------
The enclosed Proxy is solicited by and on behalf of Management of Apolo Gold Inc., a Nevada corporation (the "Company" or "Apolo"), for use at the Company's Annual Meeting of Shareholders to be held at The Terminal City Club, 837 West Hastings Street, Vancouver, B.C. Canada V6C 1B6, May 20, 2005 at 10:00 a.m., Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before March 25, 2005.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Advice to Beneficial Owners of Certain Shares
---------------------------------------------
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
-------------
The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2004 has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

Shares Outstanding and Voting Rights
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on April 1, 2005 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 1, 2005, the Company had 56,216,664 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock (5,621,666) shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders. Cumulative voting in the election of Directors is not permitted.

Security Ownership of Certain Beneficial Owners and of Management
-----------------------------------------------------------------
The following table sets forth information, as of April 1, 2005, with respect to the beneficial ownership of Apolo's common stock by each person known by Apolo to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of Apolo based on 56,216,664 shares of common stock outstanding as of April 1, 2005 plus the number of shares underlying outstanding options.

Name and Address of                                     Common Stock        Percentage of Shares
Beneficial Owner                  Title                 Ownership           Outstanding
----------------------------      ---------------       ----------------    ------------------------
Martial Levasseur                 Director, CEO          8,334,542 (2)        14.8 %
Robert Dinning                    Director, CFO          3,703,333 (3)         6.6 %
Robert E. Lee                     Director                 700,000 (4)         1.2%
All officers and Directors
as a Group (3 persons)                                  12,737,875            22.6 %

(1) The Address of the executive officers and directors is that of the Company:
Suite 1209 - 409 Granville Street, Vancouver, B.C. Canada V6C1T2. The Company moved to these premises on March 1, 2005.

(2) Includes 2,753,333 directly in name of Martial Levasseur and 4,881,209 in name Of Van Silver Holdings Inc., a holding company controlled by Martial Levasseur. In addition, Mr. Levasseur holds a stock option for 700,000 common shares, exercisable at $0.09 per share until June 30, 2007

(3) Includes a stock option of 700,000 common shares, exercisable at $0.14 per share until July 1, 2005 and a stock option for 700,000 common shares, exercisable at $0.09 per share until June 30, 2007 and a stock option for 1,000,000 common shares exercisable at $0.16 per share until June 10, 2009.

(4) Includes a stock option of 700,000 common shares, exercisable at $0.09 per share until June 30, 2007.

Management
----------

The officers and directors of the Company are as follows:


Name                   Age     Position                     1st Year with Apolo
--------------------------------------------------------------------------------
Martial Levasseur       71     Director, President and CEO             1997
Robert G. Dinning       65     Director, Chief Financial Officer,
                               Secretary                               2000
Robert E. Lee           70     Director                                1997

Business Experience
-------------------

Martial Levasseur.
------------------

Mr. Levasseur is a founder of the Company and has served as its President since inception. Mr. Levasseur's business experience is as follows:

1993-1997   Consultant - La Rock Mining Corp. of Vancouver BC. Studying various projects for La Rock.

1968-1993   President - Consolidated Silver Tusk Mines Ltd, in the Northwest
Territories. Managed and supervised the exploration and development of all properties. One mine went into full production. Became Vice President in 1994 as was busy developing other properties not related to Consolidated Silver Tusk Mines Ltd.

1972-1993   President of Reako Exploration Ltd, in Vancouver B.C. Supervised and
managed all exploration and drilling projects for Reako, as well as developing their iron-ore property, and bringing into production a gold property in British Columbia.

Robert G. Dinning C.A.
----------------------

Mr. Dinning is a Chartered Accountant, and is the Chief Financial Officer and Secretary of the Company. He is a life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has been a Business and Management Consultant since 1977, focusing on forestry, mining, and software/high tech industries. Mr. Dinning has been active as a Director and Officer and consultant in various public companies over the past 35 years. Prior to commencing his consulting business, Mr. Dinning was CFO and Secretary of a large publicly traded broadcast and sports Entertainment Company.

Robert E. Lee.
--------------

Dental Surgeon from 1961 until 1991 when he retired from practice.

1993 - 2002   President of La Rock Mining Corp, of Vancouver BC. Handled all
administration, including matters regarding its of property known as Brandy Wine. The Company now called Auramex Resource Corp where Mr. Lee currently serves as a director.

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.

Committees: Meetings of the Board
---------------------------------
The Company does not have a separate Compensation Committee, Audit Committee or Nominating Committee. These functions are done by the Board of Directors meeting as a whole. The Company's Board of Directors held no in person meetings during the fiscal year ended June 30, 2004 and three telephonic conference call meetings. All corporate actions by the Board of Directors were either unanimously consented to in writing or taken pursuant to the telephonic conference call meetings.

Audit Committee
---------------
The board of directors has not yet established an audit committee. The functions of the audit committee are currently performed by the entire board of directors. The Company is under no legal obligation to establish an audit committee and has elected not to do so at this time so as to avoid the time and expense of identifying independent directors willing to serve on the audit committee. The Company may establish an audit committee in the future if the board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation. As the board of directors does not yet have an audit committee, it therefore has no "audit committee financial expert" within the meaning of
Item 401(e) of Regulation S-B. In general, an "audit committee financial expert" is an individual member of the audit committee who:

* understands generally accepted accounting principles and financial statements,
* is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,
* has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,
*    understands internal controls over financial reporting, and
*    understands audit committee functions.

Board of Directors Independence
-------------------------------
None of the Company's directors are "independent" within the meaning of definitions established by the Securities and Exchange Commission or any self-regulatory organization. The Company is not currently subject to any law, rule or regulation requiring that all or any portion of its board of directors include "independent" directors.

Director Nominees
-----------------
The Company does not have a nominating committee. The board of directors, sitting as a board, selects those individuals to stand for election as members of our board. Since the board of directors does not include a majority of independent directors, the decision of the board as to director nominees is made by persons who have an interest in the outcome of the determination. The board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the next annual board of directors' meeting at which the slate of board nominees is adopted, the board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the board of directors, as well as a list of references.

The board identifies director nominees through a combination of referrals, including by management, existing board members and security holders, where warranted. Once a candidate has been identified the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the board believes it to be appropriate, board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted for shareholders for election to the board.

Among the factors that the board considers when evaluating proposed nominees are their experience in the information technology industry, knowledge of and experience with and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The board may request additional information from the candidate prior to reaching a determination. The board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

The board received no security holder recommendations for nomination to the board of directors in connection with the 2004 annual meeting of shareholders. There are four director nominees for the 2005 annual meeting of shareholders, of which three are incumbent directors standing for reelection.

Security Holder Communications with our Board of Directors
----------------------------------------------------------
The Company provides an informal process for security holders to send communications to our board of directors. Security holders who wish to contact the board of directors or any of its members may do so by writing to Apolo Gold Inc., Suite 1209 - 409 Granville Street, Vancouver, B.C. Canada V6C1T2. The Company moved to these premises March 1, 2005. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

Code of Ethics
--------------
Under the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's related rules, the Company is required to disclose whether it has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer and other officers, legal counsel and to any person performing similar functions. The Company has made the code of ethics available and intends to provide disclosure of any amendments or waivers of the code within five business days after an amendment or waiver on its website, www.Apologold.com.

Compliance with Section 16(a) of Securities Exchange Act of 1934
----------------------------------------------------------------
To our knowledge, during the fiscal year ended June 30, 2004, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports that reflect all reportable transactions furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
--------------------
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

Executive Compensation
----------------------
The following table shows for the fiscal years ending June 30, 2004, 2003 and 2002, the compensation awarded or paid by Apolo to its Chief Executive Officer and any of the executive officers of Apolo whose total salary and bonus exceeded $100,000 during such year.


                           Summary Compensation Table
-------------------------------------------------------------------------------------------------------------
                                                              Long Term Compensation
 ------------------------------------------------------------------------------------------------------------
                           Annual Compensation                Awards            Payouts
-------------------------------------------------------------------------------------------------------------
                             Other Annual Securities
                         Salary Compensation Underlying
Name and Principle         Year     ($)     ($)               Options (#)       All Other Compensation ($)
Position
-------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2004     24,000       0            1,000,000 Common            0
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2003     18,000       0            700,000 Common     $12,000 paid in restricted stock
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2002     36,000       0            800,000 Common     $36,000 paid in restricted stock.
-----------------------------------------------------------------------------------------------------------------

Options above for 1,000,000 and 800,000 for Levasseur were cancelled in February 2005. No executive officer earned more than $100,000 during the current fiscal year or the previous two fiscal years.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
Option/Values
--------------------------------------------------------------------
The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2004.

Option Grants in Last Fiscal Year June 30, 2004
-----------------------------------------------


Name              Number of
                  Common Shares
                  Underlying
                  Options           % of Total Options Granted in      Exercise Price   Expiration
                  Granted (#)       Fiscal Year ended June 30, 2004    ($/Sh)           Date
--------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO,     1,000,000        11.8%                              $0.16 per Share   06/10/09
Director

Robert Dinning    1,000,000         11.8%                              $0.16 per Share  06/10/09
CFO, Secretary,
Director

Robert Lee,         500,000         5.9%                               $0.16 per Share  06/10/09
Director

Options above for Levasseur, 1,000,000 and Lee, 500,000 were cancelled in February 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End / Option/Values
---------------------------------------------------------------------

The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2003 and as of June 30, 2004.

                                    Value
                  Shares            Realized                                            Value of Unexercised In-
                  Acquired on       at FY-End        Number of Securities Underlying    the Money Options at
                  Exercise (#)      June 30, 2004    Unexercised Options at FY-End      at June 30, 2004  (1)
Name              ($)               (#)              Exercisable/Unexercisable          Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur          0        0                2,500,000 Shares                   $15,000
Pres /CEO, Dir.                                      Exercisable
---------------------------------------------------------------------------------------------------------------------
Robert Dinning,             0       0                2,400,000 Shares                   $15,000
 CFO/Secretary/Director                              Exercisable
---------------------------------------------------------------------------------------------------------------------
Robert Lee,                 0       0                1,910,000 Shares                   $25,000
Director.                                            Exercisable
---------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the closing sale price of $0.14 per share on August 19, 2004.
(2) Options for Levasseur in the amount of 1,800,000 and options for Lee in the amount of 1,210,000 were cancelled in February 2005.

Compensation of Directors
-------------------------
Standard Arrangements: The members of the Company's Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.


Other Arrangements: There are no other arrangements.
----------------------------------------------------


Employment Contracts and Termination of Employment, And Change-in-control Arrangements
-------------------------------------------------------------------------
The Company's officers and directors do not have employment agreements.


Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------
There is no compensatory plan or arrangement in excess of $100,000 with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.


Transactions with Management
----------------------------
In June 2004, Martial Levasseur, the Company's President and a Director and Robert Dinning, the Company's Chief Financial Officer and a Director each acquired 500,000 shares of restricted common stock from the Company at $0.30 per share for total proceeds to the Company of $300,000.

Proposal No. 1.   Election of Directors

The Articles presently provide for a Board of Directors of at least one director and the present number of directors is three. Pursuant to the Articles and the Bylaws, the number of Directors of the Company may be set by the Board of Directors. Management recommends the election of Directors of the four nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the three nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors. A favorable vote of a majority of those shares voting, in person or by proxy, is required for election of each Director.

Nominees
--------
The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such:


Martial Levasseur          President and Director                since 1997
Robert Dinning             Director, Chief Financial Officer,
                           Secretary                             since 2000
Robert E. Lee              Director                              since 1997
Rodney Kincaid             Proposed Director                           2005

Business Experience of Nominees
-------------------------------

Martial Levasseur.
------------------

Mr. Levasseur is a founder of the Company and has served as its President since inception. Mr. Levasseur's business experience is as follows:

1993-1997   Consultant - La Rock Mining Corp. of Vancouver BC. Studying various projects for La Rock.

1968-1993   President - Consolidated Silver Tusk Mines Ltd, in the Northwest
Territories. Managed and supervised the exploration and development of all properties. One mine went into full production. Became Vice President in 1994 as was busy developing other properties not related to Consolidated Silver Tusk Mines Ltd.

1972-1993   President of Reako Exploration Ltd, in Vancouver B.C. Supervised and
managed all exploration and drilling projects for Reako, as well as developing their iron-ore property, and bringing into production a gold property in British Columbia.

Robert G. Dinning C.A.
----------------------

Mr. Dinning is a Chartered Accountant, and is Chief Financial Officer and Secretaryof the Company. He is a life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has been a Business and Management Consultant since 1977, focusing on forestry, mining, and software/high tech industries. Mr. Dinning has been active as a Director and Officer and consultant in various public companies over the past 35 years. Prior to commencing his consulting business, Mr. Dinning was CFO and Secretary of a large publicly traded broadcast and sports Entertainment Company.

Robert E. Lee.
--------------

Dental Surgeon from 1961 until 1991 when he retired from practice.

1993 - 2002 President of La Rock Mining Corp, of Vancouver B.C. Handled all administration, including matters regarding its of property known as Brandy Wine. Company now called Auramex Resource Corp where Mr. Lee currently serves as a director.

Rodney L. Kincaid
-----------------

Mr. Kincaid, is a graduate of Tennessee Temple University and the University of Missouri in Business Communication. Since 1989 he has been President and CEO of Balmoral Financial Companies and Viewpoint Technology & Energy Inc, of Columbus Ohio. He has considerable international experience in Central Europe, Asia and North Africa regarding joint venture agreements, Since 1984 Mr. Kincaid has negotiated several transactions in the Middle East including Kazakhstan, and in North African countries such as Egypt and Libya, and in Asian countries such as India. He has an office in Prague and associations with numerous agents throughout Europe, Asia and the Middle East.

Mr. Kincaid will be extensively involved in ongoing negotiations in Kazakhstan and in Libya as the Company pursues opportunities in these countries. Except for the assignment of the 22% participation right in the Kazakhstan oil property described in Proposal No. 3, the Company has no other current or proposed business interests in either Kazakhstan or Libya and is not currently engaged in any negotiations for other business interest in these countries.

Proposal No. 2.    Amend the Articles of Incorporation to change the name of the
Company to "Apolo Gold & Energy Inc."

Apolo Gold Inc.'s Articles of Incorporation currently specifies the name of the Company as "Apolo Gold Inc." The Board of Directors is proposing an amendment to the Articles of Incorporation to change the Company's name to "Apolo Gold & Energy Inc." If the stockholders approve this proposal, Article One of the Articles of Incorporation will be amended to read in its entirety as follows:

         ONE: The name of this corporation is Apolo Gold & Energy Inc.

Purpose and Effect of the Amendment
-----------------------------------

Apolo Gold Inc., began as a gold mining oriented company, but has expanded into the natural gas exploration. Therefore, the Board of Directors believes that "Apolo Gold Inc." is no longer reflective of our business as it exists today. Changing our name to "Apolo Gold & Energy Inc.," represents our evolution from an exclusively gold mining oriented business into a more diversified company.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.


Proposal No. 3. Amend the Articles of Incorporation to authorize a Class of Preferred Stock and the declaration of a 5,000,000 Series A Preferred Stock..

The Board of Directors has approved and is recommending to the stockholders for approval, an amendment to Article Four of the Company's Articles of Incorporation to authorize a class of 25,000,000 shares of $0.001 par value preferred stock which the full text of the proposed amendment to the Articles of Incorporation is shown below.

Purpose and Effect of the Amendment
-----------------------------------

Under the present Articles of Incorporation, the Company has the authority to issue 200,000,000 shares of common stock. The proposed amendment would provide for an additional 25,000,000 shares of preferred stock available for issuance.

The additional preferred stock to be authorized by adoption of the proposed amendment would have rights and preferences set from time to time by the Board of Directors. Adoption of the proposed amendment and issuance of additional shares of common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing Articles of Amendment with the Nevada Secretary of State.

The purpose of the preferred stock shares is to provide a means for the Board of Directors to design and issue securities for specific transactions and purposes that could be issued for corporate purposes without further stockholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have the shares of preferred stock authorized at this time to alleviate the delay of holding a special meeting of stockholders to authorize shares of preferred stock when the need arises. Possible purposes for shares of preferred stock include effecting acquisitions of other businesses, or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of preferred shares or other equity-based securities. Purposes for shares of preferred stock also include paying stock dividends or forward splitting of the outstanding shares.

The Board of Directors is also recommending Shareholder approval of the declaration of a 5,000,000 share Series A Preferred Stock. This Series A Preferred Stock is to be redeemable by the Company, carry a dividend rate of 6% per annum and be sold at $3.90 per share. The Series A Preferred Stock is anticipated to be sold in order to raise funds to pay for up to $11,000,000 for the Company's participation in a 22% interest in an oil property to be drilled in Kazakhstan as well as provide working capital for the Company. Except for the use of up to $11,000,000 of the proceeds from the proposed sale of the Series A Preferred Stock for drilling expenses, the issuance of the Series A Preferred Stock is not part of the acquisition of the 22% interest.

On February 24, 2005, the Company signed an agreement with the Balmoral Companies (Balmoral) of Dublin Ohio under which Balmoral assigned its right to a 22% interest in the Kazakhstan oil property which Balmoral previously acquired by an Agreement dated September 14, 2004 with Profit Limited Company in Almaty Kazakhstan. In return for the Assignment, Apolo issued to Balmoral Companies a total of 1,500,000 restricted common shares. Profit Company Limited has subsequently signed an agreement confirming the assignment of Balmoral's interest to Apolo Gold Inc.

The oil property interest assigned is known as "2D in BOZINGEN 28. BLOK" near the town of KIZILORDA, which the Profit Limited Company estimated to contain over 200 million barrels of crude oil. The Company has reviewed geological data regarding the property but has not obtained any independent verification of the existence of oil in the subject area.

As part of the assignment of the oil property, Balmoral agreed to assist in funding for the development of the oil property by arranging for the sale of $20,000,000 of preferred and common shares of the Company. It is expected that the financing will occur in Asia and is expected to be completed during the second fiscal quarter of 2005. After drilling and related title costs, it is expected that $4,500,000 will remain for working capital purposes. The Series A Preferred shares will not be convertible into common stock.

Once Balmoral has successfully completed the financing of preferred and common shares for $20,000,000, Apolo will issue to Balmoral an additional 8,000,000 in restricted common shares of its stock.

For the above purpose, the issuance of a Series A Preferred Stock of 5,000,000 redeemable shares to be issued at $3.90 per share has been submitted for approval of the Company's Shareholders.

The Company has no other plans, proposals or arrangements, written or otherwise for the declaration or issuance of any other series of the remaining 20,000,000 shares of Preferred Stock.



Text of the Amendment to the Articles of Incorporation
------------------------------------------------------
If this proposal is approved, Article SIX of the Company's Articles of Incorporation will be amended to state as follows:

SIX: The Corporation is authorized to issue two (2) classes of shares, to be designated respectively as "Common Shares" and "Preferred Shares". The total number of Common Shares the corporation is authorized to issue is Two Hundred Million (200,000,000) $0.001 par value. The total number of Preferred Shares the corporation is authorized to issue is Twenty-five Million (25,000,000) $0.001 par value. Said Preferred Shares may subsequently receive such designation as may be deemed appropriate by the Board of Directors of the corporation, and the Board of Directors shall have the right to determine or alter the rights, preferences, privileges, and restrictions granted to, or imposed upon said Preferred Shares. Additionally, the Board of Directors shall be empowered to increase or decrease (but not below the number of shares of Common or Preferred Shares then outstanding) the number of shares of any class of shares subsequent to the issue of shares of that class.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal to amend the Articles of Incorporation and the declaration and issuance of the 5,000,000 share Series A Preferred Stock.


Proposal No. 4:    Approval of the Apolo Gold Inc., 2005 Directors and Officers
Stock Option Plan

On February 23, 2005 Apolo's Board of Directors approved submitting a new 6,000,000 Share Directors and Officers Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of Apolo and its shareholders by affording Eligible Plan Participants to be able to the opportunity to acquire a propriety interest in Apolo by the grant of Options to acquire shares of Apolo's common stock. Eligible Plan Participants include the Directors and Officers of the Company, consultants, advisors and other individuals deemed by the Board of Directors to provide valuable services to Apolo.

The Options granted are not "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Board of Directors. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 6,000,000 shares to Eligible Plan Participants. Apolo will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $700,000 based upon the average thirty day closing price for Apolo's common stock for the period ending February 18, 2005. The exercise price for Options shall be set by the Board of Directors but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed for trading on the Nasdaq OTC Bulletin Board Market ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Board of Directors not to exceed five years from the date of Grant.

The Executive Officers and Directors of Apolo are eligible to participate in the Plan. The plan gives the Board of Directors discretion to award options so long as the exercise price is fair market value at the time of grant. Options granted to Executive Officers and Directors shall be submitted for ratification at the next annual meeting of shareholders. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of Apolo.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan or change the manner of determining the option price.

The following Option has been granted subject to approval of the 2005 Directors and Officers Stock Option Plan and is submitted for ratification by the shareholders. Approval of the Plan is a ratification of this Option.


2005 OFFICER AND DIRECTOR  STOCK OPTION PLAN BENEFITS
Name                   Position                       Dollar Value(1)    Options Granted(1)
-------------------    --------------------------     ----------------   ------------------
Robert G. Dinning      CFO, Secretary, Director             $0                2,000,000

Executive Group        (1 individual)                       $0                2,000,000


(1) Exercise price of $0.08 per share was at or above fair market value on February 2, 2005 when the options were granted by the board of directors for Robert Dinning for 2,000,000 subject to shareholder approval.

Existing Equity Compensation Plan Information

During the fiscal year ended June 30, 2004, the Company adopted two Stock Option Plans. The plans "Apolo Gold Inc., 2004 Stock Option Plan" and "Apolo Gold Inc., 2004A Stock Option Plan (the "Plans"). The Plans provide that the Board shall exercise its discretion in awarding options under the Plan, not to exceed 10,000,000 shares for the

2004 Stock Option Plan and 5,000,000 shares for the 2004A plan.

In May, 2002, Stock Option Plan #2 was created for 5,000,000 shares. As of April 1, 2005, there are still 2,100,000 options outstanding. In August, 2000, the 2000 Stock Option Plan #1 was created for a total of 5,000,000 shares and options on 2,209,888 shares are still outstanding from the 2000 Stock Option Plan as of April 1, 2005.

In September 2003, Stock Option Plan #4 was created for 7,500,000 shares. As of April 1, 2005, there were still 350,000 options outstanding. In June 2004, Stock Option Plan #5 was created for 10,000,000 shares. As of April 1, 2005, there were still 3,500,000 shares outstanding.

Total options outstanding at April 1, 2005 were 8,159,888.

The per share exercise price for each option to be granted under existing Plans shall be as the Board may determine. All options must be granted within ten years from the effective date of the Plans. There is no required termination date for the options granted under the Plans. However all options granted to date have had five year expiration periods. The Board may vote to terminate the Plans.



Plan category         Number of securities to     Weighted average                Number of securities
                      be issued upon exercise     exercise price of               available for future
                      of outstanding options,     outstanding options issuance
                      warrants and rights         warrants and rights

Equity compensation plans
approved by security                0                                                        0
holders

Equity compensation plans
not approved by security    8,159,888                    0.13                           129,888
holders

Total                       8,159,888                    0.13                           129,888



Proposal No. 5:     Ratification of Williams & Webster P.S., Certified Public
Accountants, as Auditors of the Company's Financial Statements.

Management recommends that the shareholders of the Company vote for the ratification of Williams & Webster P.S., Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2005. A representative of Williams & Webster P.S. will not be at the annual meeting. Any appropriate questions of Williams & Webster P.S. will be promptly forwarded to them for response.

Williams & Webster P.S., Certified Public Accountants, are the Company's independent auditors who examined the financial statements of the Company for the fiscal year ending

June 30, 2004. Williams & Webster P.S., has performed the following services and has been paid the following fees for these fiscal years.

Audit Fees
----------
Williams & Webster PS was paid aggregate fees of approximately $20,000 for the fiscal year ended June 30, 2004 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years.

Audit -Related Fees
-------------------
Williams & Webster PS was not paid any additional fees for the fiscal year ended June 30, 2004 for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees
--------
Williams & Webster PS was not paid any aggregate fees for the fiscal year ended June 30, 2004 for professional services rendered for tax compliance, tax advice and tax planning. This service was not provided.

Other Fees
----------
Williams & Webster PS was paid no other fees for professional services during the fiscal year ended June 30, 2004

A favorable vote of a majority of those shares voting, in person or by proxy, is required for confirmation of the selection of the independent auditors.


Request for Copy of Form 10KSB
------------------------------
Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite #1458 - 409 Granville St., Vancouver, British Columbia V6C 1T2, telephone # 604-687-4150.


Date for Receipt of Shareholder Proposals
-----------------------------------------
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite #1209 - 409 Granville St., Vancouver, British Columbia V6C 1T2, no later than July 31, 2005.